UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934


                        Date of Report: December 22, 2004
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                    0-14273                  84-0868815
        --------                    -------                  ----------
       (State of                  (Commission              (IRS Employer
     incorporation)               File Number)          Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716


        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Forbearance Agreement. On December 22, 2004, the Company and its lender, Branch Banking & Trust Co. ("BB&T"), entered into a Second Forbearance Agreement pertaining to the expired asset based line of credit ("LOC") for which an initial Forbearance Agreement was reported on Form 8-K, dated October 28, 2004. BB&T is making funding under the LOC available under the Second Forbearance Agreement through January 10, 2005 while the Company finalizes negotiations with another financial institution that will replace BB&T as the lender for an asset-based LOC. The Forbearance Agreement, which may be extended, is filed herewith as Exhibit 10.1 to this Form 8-K.

On December 28, 2004, PlanGraphics, Inc. extended the employment agreement of Frederick G. Beisser, its senior vice president - finance, dated January 1, 2002 and originally filed with Form 10-Q for March 31, 2002, through September 30, 2005. The extension of the Employment Agreement is filed with this report as
Exhibit 10.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

Exhibit No.            Description
-----------            -----------

10.1 Second Forbearance agreement with Branch Banking & Trust, executed December 22, 2004

10.2 Extension of Beisser Employment Agreement, letter dated November 30, 2004 and executed December 28, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


December 28, 2004              /S/  Fred Beisser
                               ------------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer